Summary Prospectus	July 18, 2018, as revised July 27, 2018
Invesco Corporate Income Value ETF
NYSE Arca, Inc.

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.invesco.com/etfprospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to etfinfo@invesco.com. The Fund’s prospectus and statement of additional information, both dated July 5, 2018, as revised July 27, 2018 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective

The Invesco Corporate Income Value ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Invesco High Yield Value Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.23%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.23%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$24	$74

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. At the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in securities that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Underlying Index, which is designed to provide exposure to higher value, U.S. high yield bonds (commonly known as “junk bonds”) and bonds with the lowest credit rating considered investment grade. Higher value bonds are characterized as those with higher yields that may provide greater returns in certain markets. In addition, the Underlying Index seeks to incorporate securities with the highest “quality scores” (within the eligible universe of U.S. bonds) as determined by the Index Provider using its methodology described below. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser (the “Adviser”), and Invesco Distributors, Inc., the Fund’s distributor (the “Distributor”).

In selecting components for inclusion in the Underlying Index, the Index Provider begins with an investment universe of all U.S. dollar-denominated bonds issued by U.S. companies. To be eligible for inclusion in the Underlying Index, bonds must (i) be rated higher than B- and lower than or equal to BBB- (or equivalent) by S&P Global Ratings, a division of S&P Global Inc. (“S&P”), Fitch Ratings Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”) credit rating agencies; (ii) have at least $400 million outstanding, with only the largest bond from each issuer eligible; (iii) have at least two years, and no more than ten years, until final maturity; and (iv) make coupon payments. Qualifying securities include: fixed rate, bullet bonds, sinking funds, amortizing, puttable, extendable, callable, and step-up bonds with schedules known at issuance. Securities issued in accordance with Rule 144A (“Rule 144A securities”) under the Securities Act of 1933, as amended (“Securities Act”), bonds registered with the

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Securities and Exchange Commission (“SEC”), publicly underwritten medium-term notes and Eurodollar bonds are all eligible for inclusion in the Underlying Index.

The Index Provider assigns a quality adjusted value score (“QAV Score”) to each eligible bond, which is calculated based on a combination of value and quality factors or characteristics. With respect to value, a value score (“Value Score”) is assigned to each eligible bond based on the bond’s option adjusted spread (“OAS”). Specifically, the Value Score for each bond is calculated as its percentile ranked OAS within its sector and credit rating category. With respect to credit category, each rating agency’s rating is converted into a numerical value and a bond’s credit factor score is calculated as an equally-weighted average of the numerical scores of each agency that has rated the bond. The bond is then assigned to one of six credit rating categories, as established by the Index Provider. Bonds are also separately ranked by OAS solely within their credit rating category. If fewer than three bonds are available within a sector or credit rating, then the Value Score for all bonds in the grouping is replaced with the percentile rank based on credit rating only. If fewer than three bonds are available within a credit rating category, then the bonds in that credit rating category are removed from Underlying Index eligibility. The Value Scores are then standardized.

The Index Provider also calculates a quality score (“Quality Score”) for each eligible bond, which is calculated based on such bond’s maturity and credit rating. With respect to maturity, each bond is scored based on the number of years remaining to maturity, with bonds having fewer years to maturity receiving higher scores. With respect to credit factor score, each rating agency’s rating is converted into a numerical value and a bond’s credit factor score is calculated as an equally-weighted average of the numerical scores of each agency that has rated the bond. The maturity and credit factors for each bond are standardized across the universe of eligible bonds, and the Quality Score for each bond is computed as an equally-weighted combination of these two factors.

Once a Value Score and Quality Score are assigned to eligible bonds, the QAV Score is calculated as a weighted-average combination of the two scores, with 90% and 10% weights applied to the Value Score and Quality Score, respectively.

All eligible securities are ranked by the QAV Score. Initially, bonds with QAV Scores in the top 40% of eligible securities are selected for inclusion in the Underlying Index. At each monthly Underlying Index rebalance, any eligible security with a QAV Score in the top 30% of eligible securities is added to the Underlying Index, and current Underlying Index components with a QAV Score in the bottom 50% of eligible securities are removed. The Underlying Index will typically include between 100-300 securities, which are equally weighted.

The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with processing creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, which may be more likely to trade at a premium or discount to net asset value (“NAV”) and to face trading halts and/or delisting. This risk may be heightened for the Fund because it invests in non-U.S. securities, which may have lower trading volumes.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Changing U.S. Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by

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the Federal Reserve Board (“FRB”) keeping the federal funds rates at, near or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in FRB policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Index Rebalance Risk. Pursuant to the methodology that the Index Provider uses to maintain the Underlying Index, securities may be frequently added or removed from the Underlying Index during regular Underlying Index rebalances. As a result, to the extent the Fund attempts to replicate the Underlying Index, the Fund may frequently buy or sell securities, increasing portfolio turnover. Higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. Additionally, Underlying Index rebalances may cause the Fund to purchase or sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index. Due to these factors, the variation between the Fund’s annual return and the return of the Underlying Index may increase significantly.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Industry Concentration Risk. The Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a

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single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Non-Investment Grade Securities Risk. Non-investment grade securities are considered speculative and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the Securities Act. Rule 144A securities are restricted securities that are not publicly traded, and Regulation S securities are securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC. Accordingly, the liquidity of the market for specific Rule 144A or Regulation S securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Performance

As of the date of this Prospectus, the Fund has not commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.invesco.com/ETFs and will provide some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	July 2018
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	July 2018
Gary Jones	Portfolio Manager of the Adviser	July 2018
Philip Fang	Portfolio Manager of the Adviser	July 2018
Richard Ose	Portfolio Manager of the Adviser	July 2018
Jeremy Neisewander	Portfolio Manager of the Adviser	July 2018
Greg Meisenger	Portfolio Manager of the Adviser	July 2018

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only with APs and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares will be listed for trading on NYSE Arca, Inc. and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

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